Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                     (Amendment No. _______)

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                      FIRSTBANCORPORATION, INC.
------------------------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

                      FIRSTBANCORPORATION, INC.
------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------
(3)  Filing party:
                             N/A
------------------------------------------------------------------------------
(4)  Date filed:
                             N/A
------------------------------------------------------------------------------

                       FIRSTBANCORPORATION, INC.
                         1121 Boundary Street
                            P.O. Box 2147
                    Beaufort, South Carolina 29902
                            (803) 521-5600
------------------------------------------------------------------------------
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On April 23, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Meeting") of FirstBancorporation, Inc. ("Corporation") will be held at the Oyster Cove Community Center, Oyster Cove Drive, Beaufort, South Carolina, on Thursday, April 23, 1998, at 5:30 p.m., Eastern Time. The Corporation is the holding company for FirstBank, N.A.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on either of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. This proxy may be revoked in writing before the Meeting, or in person at the Meeting upon application to the Secretary of the Meeting. If you receive more than one proxy card, your shares are registered in more than one account, and each proxy card must be completed and returned if you wish to vote all of your shares eligible to be voted at the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Laurance H. Davis, Jr.

                              LAURANCE H. DAVIS, JR.
                              SECRETARY


Beaufort, South Carolina
April 3, 1998


YOUR VOTE IS IMPORTANT. TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY.

-----------------------------------------------------------------------------
                             PROXY STATEMENT
                                  OF
                         FIRSTBANCORPORATION, INC.
                           1121 Boundary Street
                               P.O. Box 2147
                      Beaufort, South Carolina 29902
                              (803) 521-5600
------------------------------------------------------------------------------
                      ANNUAL MEETING OF SHAREHOLDERS
                              April 23, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstBancorporation, Inc. ("Corporation") to be used at the Annual Meeting of Shareholders of the Corporation ("Meeting"). The Meeting will be held at the Oyster Cove Community Center, Oyster Cove Drive, Beaufort, South Carolina, on Thursday, April 23, 1998, at 5:30 p.m., Eastern Time. The Corporation is the holding company of FirstBank, N.A. ("Bank"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about April 3, 1998.

------------------------------------------------------------------------------
                       VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record as of the close of business on March 31, 1998 ("Record Date") are entitled to vote at the Meeting, and are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the close of business on the Record Date, the Corporation had 692,748 shares of Common Stock issued and outstanding. The Common Stock is the only class of outstanding securities of the Corporation.

     Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to a proposal and, therefore, will have no effect on the outcome of such proposal.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in this proxy statement. If a stockholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the above address or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. The Corporation's Articles of Incorporation prohibits stockholders from cumulating their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

------------------------------------------------------------------------------
              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Corporation, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director and by all executive officers and directors of the Corporation as a group.

                                        Amount and Nature    Percent of
                                        of Beneficial        Common Stock
Beneficial Owner                        Ownership (1)        Outstanding
----------------                        -------------        -----------

Beneficial Owners of More Than 5%

Plowden Holding, Inc.                       37,458              5.41%
P.O. Box 2518
Sumter, South Carolina 29151

Directors

Colden R. Battey, Jr., Chairman of
 the Board                                  62,145(2)           8.79
Russell L. Jeter                            48,659(3)           6.88
James D. Neighbors                          15,397              2.22
Laurance H. Davis, Jr.                       1,100              0.16
Richard L. Gray                             72,472(3)          10.25
Robert A. Kerr                              21,329(4)           3.06
Jerry H. Reeves, III                         6,732(5)           0.97
Carson R. Rentz                             28,746(3)           4.07
William C. Robinson                         25,619(3)           3.62

Named Executive Officer*

James A. Shuford, III, President**           2,815(6)           0.40

All Executive Officers and                 289,011(7)          37.20
Directors as a group (15 persons)

-----------------------
* Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer,regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Shuford was the Corporation's only "named executive officer" for the fiscal year ended December 31, 1997.
**   Mr. Shuford is also a director of the Corporation.

                    (footnotes continued on following page)

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from the Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Includes pro-rata ownership of shares held by the Harvey & Battey Law Firm pension plan, of which Mr. Battey is a senior partner, over which shares Mr. Battey has voting and investment power. Includes 14,046 shares subject to outstanding stock options exercisable within 60 days of the Record Date.
(3) Includes 14,046 shares subject to outstanding stock options exercisable within 60 days of the Record Date.
(4) Includes 4,459 shares subject to outstanding stock options exercisable within 60 days of the Record Date.
(5) Includes 3,032 shares subject to outstanding stock options exercisable within 60 days of the Record Date.
(6) Includes 2,426 shares subject to outstanding stock options exercisable within 60 days of the Record Date.
(7) Includes an aggregate of 84,144 shares subject to outstanding stock options exercisable within 60 days of the Record Date.

------------------------------------------------------------------------------
                  PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of ten directors as required by the Corporation's Bylaws. The Board of Directors is divided into three classes with staggered terms, and each director is elected for a three-year term after their initial election by shareholders. Three directors have been nominated for election at the Meeting to serve for the terms specified in the following table and until their respective successors have been duly elected and qualified. The Board of Directors has nominated Colden
R. Battey, Jr., Russell L. Jeter and James D. Neighbors for election as directors, all of whom are current members of the Boards of Directors of the Corporation and the Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that shareholders vote "FOR" the election of Messrs. Battey, Jeter and Neighbors.

     The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office after the Meeting.
                                                          Year
                                                          First       Year
                                Principal Occupation      Elected     Term
     Name              Age(1)   During Last Five Years    Director(2) Expires
     ----              ------   ----------------------    ----------- -------

                                BOARD NOMINEES

Colden R. Battey, Jr.   62      Chairman of the Board        1986      2001(3)
                                of the Corporation and
                                the Bank; Senior Partner
                                of Harvey & Battey Law
                                Firm, Beaufort, South
                                Carolina.

                      (table continued on following page)

                                                          Year
                                                          First       Year
                                Principal Occupation      Elected     Term
     Name              Age(1)   During Last Five Years    Director(2) Expires
     ----              ------   ----------------------    ----------- -------
                                BOARD NOMINEES (Continued)

Russell L. Jeter        56      President and Owner of       1986      2001(3)
                                Jeter Construction Company,
                                Beaufort, South Carolina, a
                                paving contractor.

James D. Neighbors      67      Retired; President of the    1986      2001(3)
                                Bank from 1986 to 1993.

                  DIRECTORS CONTINUING IN OFFICE AFTER MEETING

Laurance H. Davis, Jr.  68      Secretary of Bundy Appraisal 1986      1999
                                and Management, Inc., Beaufort
                                South Carolina, since 1992;
                                Former President and Chief
                                Executive Officer of Carolina
                                Management Corporation,
                                Beaufort, South Carolina.

Jerry H. Reeves, III    67      President and owner of       1993      1999
                                Resort Services, Inc.,
                                Bluffton, South Carolina,
                                a wholesale bed and bath
                                linen supplier.

Carson R. Rentz         74      President and owner of       1986      1999
                                Coastal Contractors, Inc.,
                                Beaufort, South Carolina
                                a residential and commer-
                                cial construction company.

Richard L. Gray         67      President of Grayco, a       1986      2000
                                lumber and home products
                                company.

Robert A. Kerr          77      Retired commercial bank      1988      2000
                                executive.

William C. Robinson     56      Certified public accountant. 1986      2000

James A. Shuford, III   46      President and Chief Execu-   1993      2000
                                tive Officer of the Corpora-
                                tion; President and Chief
                                Executive Officer of the
                                Bank since 1993; Officer of
                                South Carolina Federal Savings
                                Bank and its successor, First
                                Union National Bank of South
                                Carolina, from 1989 to 1993.

                                (footnotes on following page)

------------------
(1)  At December 31, 1997.
(2) Includes prior service on the Board of Directors of the Bank and its predecessor, The Savings Bank of Beaufort County, FSB.
(3)  Assuming re-election at the Meeting.

------------------------------------------------------------------------------
               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1997, the Board of Directors of the Corporation held four meetings and the Board of Directors of the Bank held 12 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The Board of Directors has standing Audit, Executive, Personnel and Compensation, and Nominating Committees, among others.

     The Executive Committee, consisting of Messrs. Battey, Gray, Jeter, Kerr, and Shuford, acts with the authority of the Board of Directors when the full Board is not in session. The Executive Committee met 18 times during fiscal year 1997.

     The Audit Committee, consisting of Messrs. Robinson, Davis and Kerr, reports directly to the Board of Directors on all matters concerning the financial operation of the Corporation and the Bank, including compliance review, annual audits, bank operation, internal auditing procedures and selection of audit personnel. This committee met three times during fiscal year 1997.

     The Personnel and Compensation Committee, consisting of Messrs. Kerr, Gray, Jeter and Neighbors (Messrs. Battey and Shuford are ex-officio members), reviews personnel for promotion to officer positions and establishes guidelines for staff compensation. This committee met twice during fiscal year 1997.

     The full Board of Directors of the Corporation acts as the Nominating Committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the Nominating Committee during fiscal year 1997.

------------------------------------------------------------------------------
                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     The Bank pays all directors' fees. The Chairman of the Board receives a monthly fee of $800. Each director who serves on the Executive Committee receives a monthly fee of $600. Except for James A. Shuford, III, all other directors receive a monthly fee of $500. Total fees paid to directors during the fiscal year ended December 31, 1997 were $61,200.

     Directors of the Corporation and of the Bank also participate in the Corporation's stock option plan.

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for Mr. Shuford. All compensation is paid by the Bank.

==============================================================================
                          SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------
                                                           Long
                                                           Term
                                                           Compen-
                               Annual Compensation         sation
                           ---------------------------------------------------
                                                Other                All
Name and                                        Annual     Number    Other
Principal                                       Compen-      of      Compen-
Position            Year   Salary     Bonus     sation     Options   sation
------------------------------------------------------------------------------
James A. Shuford,   1997   $105,923   $15,750   $9,467(1)      --    $2,711(2)
 III                1996     99,781     4,900    9,510         --     1,767
                    1995     91,109    10,260    9,129      2,205     1,454
==============================================================================
------------------
(1) Includes health and life insurance premium payments ($6,167) and other perquisites ($3,300).
(2)  Consists of matching contribution made by the Bank under the 401(k) Plan.

     Employment Agreement. Effective November 15, 1995, the Corporation and the Bank entered into an amended and restated employment agreement ("Agreement") with James A. Shuford, III, President and Chief Executive Officer of the Corporation and the Bank, to reflect the addition of the Corporation as a party to Mr. Shuford's prior employment agreement dated October 20, 1993. The Agreement provides for an 18-month term which is extended each month for an additional month. Currently, all compensation and benefits provided to Mr. Shuford under the Agreement are provided by the Bank. The Agreement provides for annual salary review by the Board of Directors of the Bank. Mr. Shuford's current base salary is $111,000. In addition, Mr. Shuford is eligible to participate in all benefit or incentive plans which the Bank makes available to similarly situated senior executive officers.

     In the event of Mr. Shuford's termination without cause during the term of the Agreement, the Bank is obligated to continue payment of Mr. Shuford's then current base salary through the expiration of the current term of the Agreement. In the event of Mr. Shuford's involuntary termination following a change in control of the Corporation or the Bank (as defined in the Agreement), the Bank is obligated to provide Mr. Shuford with a payment equal to 2.999 times the highest base salary payable during any of the five fiscal years preceding his termination. In addition, Mr. Shuford would be eligible to receive continued coverage for a three-year period at the Bank's expense under the Bank's other employee benefit programs. Mr. Shuford would receive similar payments and benefits in the event of his resignation following a change in control upon the occurrence of certain events, including a reduction in the level of his compensation prior to the change in control. In the event that a change of control of the Corporation or the Bank had occurred on January 1, 1998, based solely on the cash compensation paid to Mr. Shuford during 1997 and excluding the value of any other employee benefits which may be payable, Mr. Shuford would have received a payment of approximately $333,000.

     Option Grants. No options were granted to Mr. Shuford during the fiscal year ended December 31, 1997.

     Option Exercise/Value Table. The following information is presented for Mr. Shuford.

==============================================================================
              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES
------------------------------------------------------------------------------
                                                               Dollar Value of
                                              Number of        Unexercised In-
                                              Unexercised      the-Money
                         Number of            Options          Options
                         Shares               at Fiscal        at Fiscal
                         Acquired   Dollar    Year End         Year End
                            on      Value     Exercisable/     Exercisable/
    Name                 Exercise   Realized  Unexercisable    Unexercisable
-----------------------------------------------------------------------------
James A. Shuford, III      --       $  --     2,426/13,341     $7,959/$49,266
=============================================================================

-----------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC within prescribed time periods. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the year ended December 31, 1997, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

-----------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

    The Bank, as successor to The Savings Bank of Beaufort County, FSB, has entered into noncancelable operating leases for its main office facility and for additional office space and parking with First Patriots Partnership ("Partnership"), a partnership among Directors Battey, Gray, Jeter, Rentz, and Kerr. These leases provide for lease terms of 20 years, expiring in 2013.
The lease is subject to rent escalation provisions which are computed every five years during the life of the lease. The Bank paid $74,000 in related lease expense for fiscal year 1997.

    The Bank, as successor to The Savings Bank of Beaufort County, FSB, has also entered into an operating lease with Director Gray for the Bank's Lady's Island Branch Office. The lease term is five years, expiring in 1998, with two additional 5-year renewable options, subject to rent escalations based on the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor. The Bank paid $40,740 in related lease expense for fiscal year 1997.

    The Bank is required under federal law not make any loan or extension of credit in any manner to any of its executive officers or directors, or to any person who directly or acting through or in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities of such institution, or to any company controlled by such executive officer, director, or person, or to any political or campaign committee the funds or services of which will benefit such executive officer, director, or person or which is controlled by such executive officer, director, or person, unless such loan or extension of credit is made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. The Bank makes loans to its directors, officers, and employees in the ordinary course of business on substantially the same terms, including interest rate and collateral, as similar loans to unrelated parties. Management believes that such loans do not involve more than normal risk of collectability or present other unfavorable features. All loans to related parties, and any subsequent renewal thereof, are approved by a majority of the Board of Directors of the Bank, with the related party abstaining from the vote. At December 31, 1997, loans to executive officers and directors amounted to approximately $1.2 million, all of which were performing according to their respective terms at that date.

-----------------------------------------------------------------------------
                         INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

    J.W. Hunt & Company, LLP served as the Corporation's independent auditors for the 1997 fiscal year. The Board of Directors has appointed J.W. Hunt & Company LLP, to be its independent auditors for the 1998 fiscal year. A representative of J.W. Hunt & Company, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

-----------------------------------------------------------------------------
                              OTHER MATTERS
-----------------------------------------------------------------------------

    The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than the matter described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that properly executed and dated proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.

-----------------------------------------------------------------------------
                             MISCELLANEOUS
-----------------------------------------------------------------------------

    The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

    The Corporation's Annual Report to Shareholders, including consolidated financial statements, accompany this Proxy Statement. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of these proxy solicitation materials or as having been incorporated herein by reference.

-----------------------------------------------------------------------------
                          SHAREHOLDER PROPOSALS
-----------------------------------------------------------------------------

    In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's main office, 1121 Boundary Street, Beaufort, South Carolina, no later than December 4, 1998. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

    The Corporation's Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than ninety days prior to the date of a meeting of shareholders; provided, however, that if less than forty-five days notice or prior public disclosure of the date of the meeting is given or made to shareholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the fifteenth day following the day on which notice of the meeting was mailed to shareholders. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the shareholder giving such notice, his or her name and address as they appear on the Corporation's books, and the class and number of shares of the Corporation which are beneficially owned by such shareholder.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Laurance H. Davis, Jr.

                                   LAURANCE H. DAVIS, JR.
                                   SECRETARY

Beaufort, South Carolina
April 3, 1998

-----------------------------------------------------------------------------
                               FORM 10-KSB
-----------------------------------------------------------------------------
A copy of the Corporation's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the close of business on the Record Date upon written request to Laurance H. Davis, Jr., Secretary, FirstBancorporation, Inc., 1121 Boundary Street, Beaufort, South Carolina 29902.
-----------------------------------------------------------------------------

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE       FIRSTBANCORPORATION, INC.

                       ANNUAL MEETING OF SHAREHOLDERS
                            APRIL 23, 1998

    The undersigned hereby appoints the full Board of Directors of FirstBancorporation, Inc. with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of FirstBancorporation, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Oyster Cove Community Center, Oyster Cove Drive, Beaufort, South Carolina, on Thursday, April 23, 1998, at 5:30 p.m., Eastern Time, and at any and all adjournments thereof, as set forth to the right:
                                                           VOTE       FOR ALL
                                                   FOR     WITHHELD   EXCEPT

    1.  The election as directors of all           [ ]       [ ]       [ ]
        nominees listed (except as marked
        to the contrary below).

         Colden R. Battey, Jr.  Russell L. Jeter   James D. Neighbors

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         ----------------------------------------------------

    2.   Such other matters as may properly come before the Meeting.

    The Board of Directors recommends a vote "FOR" the above proposal.

THIS PROXY, PROPERLY EXECUTED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

    Should the undersigned be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to sign and date       Date
this Proxy in the box below.
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----Shareholder sign above-------Co-holder (if any) sign above----

  Detach above card, sign, date and mail in postage paid envelope provided.
                      FIRSTBANCORPORATION, INC.
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    The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders, and an Annual Report to Shareholders.

    Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign if possible.

                           PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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